                             TEMPORARY AMENDMENT
                             TO CREDIT AGREEMENT

          TEMPORARY AMENDMENT TO CREDIT AGREEMENT, dated as of May 12, 1998 (this "Amendment"), by and among NORTHWEST AIRLINES CORPORATION, a Delaware corporation ("Holdings"), NWA INC., a Delaware corporation ("NWA"), NORTHWEST AIRLINES, INC., a Minnesota corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement described below (each a "Bank" and, collectively, the "Banks"), ABN AMRO BANK N.V., as compliance agent (the "Compliance Agent"), BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent"), CHASE SECURITIES INC., as syndication agent (the "Syndication Agent"), CITIBANK, N.A., as documentation agent (the "Documentation Agent"), and NATIONAL WESTMINSTER BANK PLC and U.S. BANK NATIONAL ASSOCIATION (f/k/a FIRST BANK NATIONAL ASSOCIATION), as Agents. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                            W I T N E S S E T H:

          WHEREAS, Holdings, NWA, the Borrower, the Compliance Agent, the Administrative Agent, the Syndication Agent, the Documentation Agent, the other Agents and the Banks are parties to a Credit Agreement, dated as of December 15, 1995, as amended and restated as of October 16, 1996, as further amended and restated as of December 29, 1997 and further amended as of January 23, 1998 (as amended, modified and/or supplemented through the date hereof, the "Credit Agreement");

          WHEREAS, Holdings, NWA and the Borrower are concurrently herewith entering into a Credit Agreement, dated as of the date hereof, by and among Holdings, NWA, the Borrower, the lenders from time to time party thereto and The Chase Manhattan Bank, as agent (as hereafter amended, modified and/or supplemented from time to time by any amendment, modification or supplement, the "New Credit Agreement");

          WHEREAS, the parties hereto wish to permanently amend certain provisions of the Credit Agreement as provided in paragraph 1 hereof; and

          WHEREAS, the parties hereto wish to temporarily amend certain provisions of the Credit Agreement as provided in paragraph 2 hereof, such amendments (A) to be effective, subject to the proviso contained in paragraph 2(g), from the Temporary Amendment Effective Date (as herein defined) until the earlier to occur of (x) May 12, 1999 and (y) the first date after the Temporary Amendment Effective Date on which (i) no "Revolving Loans" and no "Revolving Notes" (in each case as defined in the New Credit Agreement) are outstanding, (ii) all "Obligations" (as defined in the New Credit Agreement) have been repaid in full and (iii) the "Total Revolving Loan Commitment" (as defined in the New Credit Agreement) has been terminated in full (such earlier date, as it may be extended in accordance with the following proviso, the "Temporary Amendment Expiry Date") and (B) to terminate and be of no further force and effect on and as of the Temporary Amendment Expiry Date; provided, however, if on the earlier of the dates in preceding clauses (x) and (y) a Default or Event of Default shall have occurred and be continuing, then the Temporary Amendment Expiry Date shall not occur until such later date on which no Default or Event of Default shall have occurred and be continuing.

          NOW THEREFORE, it is agreed:

          1.   The Credit Agreement is permanently amended as follows:

          (a) Section 6 of the Credit Agreement is hereby amended by inserting the following new Section 6.14 immediately after Section 6.13 appearing therein:

          "6.14 Year 2000 Reprogramming. A project to complete on a timely basis all the reprogramming required to permit the proper functioning, in and following the year 2000, of (i) Holdings' or any of its Subsidiaries' computer systems and (ii) equipment containing embedded microchips (excluding systems and equipment of third-parties with which Holdings' or any of its Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, has been implemented by Holdings and its Subsidiaries. Neither Holdings nor any of its Subsidiaries believes that the consequences of the year 2000 will pose significant operational problems for its computer systems."

          (b) Section 7.01 of the Credit Agreement is hereby amended by inserting the following new clause (j) immediately after clause (i) appearing therein:

          "Prompt notice of any fact, event or circumstance relating to the consequences of the year 2000 which it or any of its Subsidiaries is or becomes aware of and that could be reasonably expected to (a) have a material adverse impact on the implementation or anticipated July 1, 1999 date for completion of the reprogramming and testing project referred to in Section
6.14 hereof, (b) have a material adverse impact on the proper functioning of Holdings or any of its Subsidiaries' computer systems or equipment containing embedded mircrochips on or after the year 2000 or (c) result in a material adverse effect on the financial conditions or results of operations of Holdings and its Subsidiaries taken as a whole or of the Borrower and its Subsidiaries taken as a whole."

          2. The Credit Agreement is amended as follows, but in each case only until the Temporary Amendment Expiry Date:

          (a) Section 1.08(a) of the Credit Agreement is hereby amended by deleting the phrase "at a rate per annum which shall be equal to the Base Rate" and inserting in lieu thereof the phrase "at a rate per annum which shall be equal to the sum of 1% plus the Base Rate".

          (b) Section 3.03(e) of the Credit Agreement is hereby amended by deleting the phrase "pursuant to Section 4.02(c) or (d)" and inserting in lieu thereof the phrase "pursuant to Section 4.02(c), (d) or (e)".

          (c) Section 4.02(c) of the Credit Agreement is hereby amended by deleting the phrase "in accordance with the requirements of Sections 4.02(e) and (f)" appearing therein and inserting in lieu thereof the phrase "in accordance with the requirements of Sections 4.02(f) and (g)".

          (d) Section 4.02(d) of the Credit Agreement is hereby amended by deleting the phrase "in accordance with the requirements of Sections 4.02(e) and (f)" appearing therein and inserting in lieu thereof the phrase "in accordance with the requirements of Sections 4.02(f) and (g)".

          (e) Section 4.02 is hereby amended by (i) re-lettering Sections 4.02(e) and (f) as Sections 4.02(f) and (g), respectively, and (ii) inserting the following new Section 4.02(e):

               "(e) In addition to any other mandatory repayments pursuant to this Section 4.02, upon the occurrence of an Event of Loss with respect to
     (i) Aircraft Collateral which the Borrower does not replace in accordance with the provisions of Section 3.5(a) of the Aircraft Mortgage Agreement and Section 8.03(II)(i) or (ii) Slot Collateral, an amount equal to the value (as specified in the Appraisal most recently delivered pursuant to the terms of this Agreement) of such Aircraft Collateral or Slot Collateral, as the case may be, which is the subject of the Event of Loss shall be applied as a mandatory repayment of principal of outstanding Term Loans and Supplemental Term Loans (such mandatory repayment to be applied on a pro rata basis among such Tranches based on the then applicable TL Facility Percentage and STL Facility Percentage) in accordance with the requirements of Sections 4.02(f) and (g), such repayments of Loans to occur on the date which is (I) in the case of Aircraft Collateral, the earlier of
     (x) the date on which the Borrower determines not to replace such Collateral and (y) thirty (30) days from the date of the occurrence of such Event of Loss and (II) in the case of Slot Collateral, the next Business Day following the date of occurrence of such Event of Loss.".

          (f) Section 6.03 of the Credit Agreement is hereby amended by inserting following the words "(or the obligation to create or impose) any Lien" appearing in clause (ii) thereof, the words "(except pursuant to the Security Documents)".

          (g) Section 6.05(a) of the Credit Agreement is amended by inserting the following text immediately prior to the period appearing at the end thereof:

               "; PROVIDED, that neither any strike or other labor action with respect to the Borrower nor the effects thereof shall be deemed to be a material adverse change in the financial condition or results of operations of the Borrower or either Guarantor";

PROVIDED, HOWEVER, that the amendment to Section 6.05 (a) contained in this paragraph 2(g) shall not become effective until such time as the Documentation Agent shall have received a legal opinion, in form and substance satisfactory to the Documentation Agent, addressed to each of the

Agents and each of the Banks, from Crowe & Dunlevy regarding priority of the Secured Creditors' security interests in the Aircraft Collateral (subject to Permitted Liens).

          (h) Section 6 of the Credit Agreement is hereby further amended by inserting the following new Section 6.15 immediately after Section 6.14 appearing therein:

                    "6.15   SECURITY INTERESTS.  (a)  The security interests
          created in favor of the Collateral Agent under the Security Documents will at all times from and after the Temporary Amendment Effective Date constitute, as security for the obligations purported to be secured thereby, a legal, valid, enforceable and perfected security interest in and Lien on all of the Collateral referred to therein in favor of the Collateral Agent for the benefit of the Secured Creditors, subject to no other Liens, except Permitted Liens.

               (b) The Borrower has legal and marketable title to all Collateral covered by such Security Documents free and clear of all Liens (except Permitted Liens). The Aircraft Collateral has been duly certified by the FAA as to type and airworthiness and the Collateral has been insured by the Borrower in accordance with the terms of the Security Documents. With respect to each Airframe included as Collateral, the Collateral shall include a sufficient number of appropriate Engines to operate each Airframe included in the Collateral as an Aircraft.

               (c) No consents, filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests purported to be created by any of the Security Documents, other than such as have been obtained and which remain in full force and effect and other then periodic UCC continuation filings."

          (i) Section 7.01 of the Credit Agreement is hereby amended by (i) deleting the reference to Section 8.08 appearing in clause (d) thereof and (ii) deleting the words "Pool Asset" appearing in clause (g) thereof and inserting in lieu thereof the words "item of Collateral".

          (j) Section 7.02 of the Credit Agreement is hereby amended by inserting after the phrase "visit and inspect any of the properties or assets of such Credit Party and any of its Subsidiaries" appearing in the second sentence thereof the phrase "(including, without limitation, the Collateral and any books, records or logs related thereto)".

          (k) Section 7.03 of the Credit Agreement is hereby amended by (i) deleting the word "or" following the words "at all times be covered by" and inserting in lieu thereof the word "and", and (ii) inserting the words "to the extent required by the Security Documents and other insurance" immediately following the words "maintain in full force and effect insurance" appearing therein.

          (l) Section 7 of the Credit Agreement is hereby further amended by inserting the following new Section 7.12 immediately after Section 7.11 appearing therein:

          "7.12 SECURITY INTERESTS. The Borrower shall perform any and all acts and execute any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement) for filing under the provisions of the UCC or the Federal Aviation Act and the rules and regulations thereunder which are necessary in order to maintain in favor of the Collateral Agent for the benefit of the Secured Creditors a valid and perfected Lien on the Collateral, subject to no other Liens except for Permitted Liens."

          (m) Section 8.03 of the Credit Agreement is hereby amended by (i) relettering such section as subsection (I), (ii) inserting the text "(but, with respect to the Collateral, only to the extent permitted by the Security Documents)" immediately prior to the semicolon appearing at the end of Section 8.03(c), (iii) deleting the words "Pool Assets" or "a Pool Asset" each time such words appear therein and inserting in lieu thereof, the word "Collateral", (iv) deleting the text appearing in Section 8.03(f) "shall be applied to repay Loans and reduce Commitments in accordance with Sections 3.03(e) and 4.02(d)"; (v) inserting the following text in lieu of the text referred to in preceding clause
(iv):

              "shall be applied to repay "Revolving Loans" and reduce "Revolving Loan Commitments" (in each case as defined in the New Credit Agreement) in accordance with Sections 3.02(c) and 2.03(b) of the New Credit Agreement; PROVIDED, HOWEVER, to the extent any portion thereof is applied to reduce "Revolving Loan Commitments" (as defined in the New Credit Agreement) a corresponding amount shall be applied to repay Loans and reduce Commitments in accordance with Sections 4.02(d) and 3.03(e) hereof on the earlier to occur of (x) May 12, 1999 and (y) the first date after the Temporary Amendment Effective Date on which (i) no "Revolving Loans" and no "Revolving Notes" (in each case as defined in the New Credit Agreement) are outstanding, (ii) all "Obligations"
              (as defined in the New Credit Agreement) have been repaid in full and (iii) the "Total Revolving Loan Commitment" (as defined in the New Credit Agreement) has been terminated in full";

     (vi) inserting the word "and" immediately after the semicolon appearing at the end of clause (g) and deleting clause (h) in its entirety and re-lettering clause (i) as clause (h); and (vii) inserting the following new sub-section (II):

               (II) The Borrower will not convey, sell, lease, transfer or otherwise dispose of (whether voluntarily or involuntarily (it being understood that loss of property due to theft, destruction, confiscation, prohibition on use or similar event shall constitute a disposal for purposes of this covenant)), or remove or substitute, any Collateral (or any engine included in the Collateral unless such engine is replaced by another working engine or engines in which the Collateral Agent has a perfected security interest subject to no Liens other than Permitted Liens) or take any action that could materially diminish the fair market value of the Collateral taken as a whole, or agree to do any of the foregoing at any future time, except that:

               (i) In the event (x) that an Appraisal furnished pursuant to
     Section 7.01(g) discloses that one or both of the Coverage Tests are not satisfied or (y) of an involuntary disposal of any Collateral (or any engine included in the Collateral unless such engine is replaced by another working engine or engines in which the Collateral Agent has a perfected security interest subject to no Liens other than Permitted Liens) (whether by loss of property due to theft, destruction, confiscation, prohibition on use, any similar event or otherwise), if at the time of such disposal one or both of the Coverage Tests are not then satisfied based upon the most recent Appraisals of the Collateral (other than the Collateral which is the subject of the involuntary disposition) furnished pursuant to Section 7.01(g), the Borrower shall within 30 days after the date of such Appraisal or involuntary disposal, as the case may be, designate additional assets as Collateral to the extent that, after giving effect to such designation, the Appraised Value of the Collateral, based on the most recently delivered Appraisals with respect to assets already constituting Collateral and based on an Appraisal performed at the time of such addition with respect to assets being added to Collateral, shall satisfy both Coverage Tests, provided that (A) after giving effect to such addition, the Appraised Value of Stage III Aircraft included in the Collateral which are from a manufacturer other than Boeing or Airbus shall not exceed 60% of the total Appraised Value of the Stage III Aircraft included in the Collateral as a whole (it being understood that for purposes of this clause (A), Aircraft manufactured by McDonnell Douglas Corporation shall be deemed not to be Aircraft manufactured by Boeing notwithstanding the fact that McDonnell Douglas Corporation and The Boeing Company were or are part of the same corporate group); (B) at the time of such addition, the Banks shall have received a certificate of an Authorized Officer of the Borrower certifying that the conditions set forth in this Section 8.03 shall have been satisfied after giving effect to such addition and attaching thereto any Appraisals not previously delivered to the Banks; (C) the asset being added shall constitute a "slot" or an aircraft or any other asset that is reasonably satisfactory to the Collateral Agent except that after December 31, 1999 no aircraft other than Stage III Aircraft (or higher) shall be included in the Collateral; and (D) the Borrower has taken all actions necessary to grant to the Collateral Agent for the benefit of the Secured Creditors a perfected security interest in such addition subject to no Liens other than Permitted Liens; and

               (ii) Holdings or any of its Subsidiaries may, in the ordinary course of business and consistent with industry practice, (x) trade the use of any "slot" that is Collateral with another air carrier or (y) lease or license any such "slot" to another air carrier, in each case on a temporary basis and PROVIDED that such transactions do not involve the transfer of title to such "slots".

          (n) Section 8.04 of the Credit Agreement is hereby amended by (i) inserting after the word "except" appearing in the first sentence thereof the phrase "(Liens described below are herein referred to as "Permitted Liens")";
(ii) deleting the words "Pool Assets" and "a Pool Asset" and inserting in lieu thereof, the words "Collateral"; (iii) deleting the word "and" at the end of clause (d); (iv) deleting the period appearing at the end of clause (e) and inserting the text "; and" in lieu thereof; and (v) inserting the following new clause (f): "(f) Liens created by the Security Documents.".

          (o) Section 8.05 is hereby amended by (i) inserting the text "occurring on or before May 12, 1998" immediately prior to the semicolon appearing at the end of Section 8.05(e) and (ii) inserting the text "on or before May 12, 1998" immediately prior to the word "redeem" appearing in Section 8.05(g).

          (p) Sections 8.06(d) and (e) of the Credit Agreement are each hereby amended by (i) deleting the text "shall be applied to repay Loans and reduce Commitments in accordance with Sections 3.03(e) and 4.02(c)" appearing in Sections 8.06(d) and (e) and (ii) inserting the following text in lieu thereof:

               "shall be applied to repay "Revolving Loans" and reduce "Revolving Loan Commitments" (in each case as defined in the New Credit Agreement) in accordance with Sections 3.02(c) and 2.03(b) of the New Credit Agreement; PROVIDED, HOWEVER, to the extent any portion thereof is applied to reduce "Revolving Loan Commitments" (as defined in the New Credit Agreement) a corresponding amount shall be applied to repay Loans and reduce Commitments in accordance with Sections 4.02(d) and 3.03(e) hereof on the earlier to occur of (x) May 12, 1999 and (y) the first date after the Temporary Amendment Effective Date on which (i) no "Revolving Loans" and no "Revolving Notes" (in each case as defined in the New Credit Agreement) are outstanding, (ii) all "Obligations" (as defined in the New Credit Agreement) have been repaid in full and
               (iii) the "Total Revolving Loan Commitment" (as defined in the New Credit Agreement) has been terminated in full".

          (q) Section 8.06 of the Credit Agreement is hereby further amended by (i) deleting the text "and" appearing at the end of clause (n), (ii) re-lettering clause (o) thereof as clause (p) thereof and (iii) inserting the following new clause (o) in the appropriate order in said Section:

               "(o) Indebtedness incurred pursuant to the New Credit Agreement in an aggregate principal amount outstanding at any one time not to exceed $1,000,000,000 less the amount of permanent commitment reductions thereunder after the Effective Date (as defined in the New Credit Agreement); and"

          (r)  Section 8 of the Credit Agreement is hereby further amended by
(i) deleting Section 8.08 in its entirety and inserting in lieu thereof the words "Intentionally Omitted." and (ii) inserting the following new Sections
8.13 and 8.14 at the end thereof:

               "8.13 NEW CREDIT AGREEMENT. No Credit Party will amend the New Credit Agreement or the other "Credit Documents" (as defined in the New Credit Agreement).

               8.14 NEW CREDIT AGREEMENT BORROWINGS. The Borrower will not borrow "Revolving Loans" under, and as defined in, the New Credit Agreement until such time as the Documentation Agent shall have received a legal opinion, in form and substance satisfactory to the Documentation Agent, addressed to each of the Agents and each of the Banks, from Crowe & Dunlevy regarding priority of the Secured Creditors' security interests in the Aircraft Collateral (subject to Permitted Liens)."

          (s) Section 9 of the Credit Agreement is hereby amended by (i) inserting the word "or" at the end of Section 9.08 and (ii) inserting the following new Section 9.09 immediately following Section 9.08 appearing therein:

               "9.09 SECURITY DOCUMENTS. Any of the Security Documents shall cease to be in full force and effect or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, in all cases, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except for Permitted Liens); or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents and such default in any material respect shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Security Document;"

          (t)  Section 9 of the Credit Agreement is hereby further amended by
(I) deleting the word "and" appearing immediately prior to the text "(iv)" appearing in the last paragraph of said section and (II) inserting before the period at the end of such last paragraph of said section the phrase "and (v) enforce, as Collateral Agent, any or all of the Liens and security interests created pursuant to the Security Documents".

          (u) Section 10 of the Credit Agreement is hereby amended by deleting the definitions of Agents, Applicable Eurodollar Margin, Applicable Commitment Fee Percentage, Appraisal, Appraised Value and Credit Documents appearing therein and inserting the following new definitions in lieu thereof:

               " `Agents' shall mean each of the Compliance Agent, the Syndication Agent, the Documentation Agent, the Administrative Agent (including the Administrative Agent in its capacity as Collateral Agent), National Westminster Bank plc and U.S. Bank National Association (f/k/a First Bank National Association)."

               " `Applicable Eurodollar Margin' shall mean 2.000%."

               " `Applicable Commitment Fee Percentage' shall mean, for both Basic Revolving Loans and Supplemental Revolving Loans, 0.3750%."

               " `Appraisal' shall mean an appraisal, dated the date of delivery thereof to the Banks pursuant to the terms of this Agreement, by one or more independent appraisal firms satisfactory, at the time of such Appraisal, to the Borrower and the

          Compliance Agent setting forth the fair market value, as determined in accordance with the definition of "fair market value" promulgated by the International Society of Transport Aircraft Trading, as of the date of such appraisal of each item of Collateral or proposed item of Collateral, as the case may be."

               " `Appraised Value' shall mean as of any date of determination the aggregate fair market value as of such date of each asset constituting Collateral as provided in the most recently delivered Appraisal."

               " `Credit Documents' shall mean this Agreement (including the Guaranty herein), the Notes, and each Security Document."

          (v)  Section 10 of the Credit Agreement is hereby further amended by
(I) deleting the definitions of Eligible Gate, Korean Lease and Pool Assets and
(II) deleting the text "amortization, depreciation and non-cash stock compensation expense (to the extent in excess of $28 per share (adjusted for any stock split or similar transaction) price with respect to such non-cash stock compensation expense)" appearing in the definition of Consolidated EBITDAR and inserting in lieu thereof the text "amortization and depreciation".

          (w) Section 10 of the Credit Agreement is hereby further amended by inserting the following new definitions in appropriate alphabetical order:

               " `Aircraft' shall have the meaning provided in the Aircraft Mortgage Agreement."

               " `Aircraft Collateral' shall mean all "Collateral" as defined in the Aircraft Mortgage Agreement."

               " `Aircraft Mortgage Agreement' shall mean the Aircraft Mortgage and Security Agreement entered into in connection with the Temporary Amendment, as such agreement may be modified, amended or supplemented from time to time in accordance with the terms thereof and of this Agreement."

               " `Airframe' shall have the meaning provided in the Aircraft Mortgage Agreement."

               " `Collateral' shall mean all of the "Aircraft Collateral" and the "Slot Collateral"."

               " `Collateral Agent' shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents."

               " `Engine' shall have the meaning set forth in the Aircraft Mortgage Agreement."

               " `Event of Loss' (x) with respect to an Aircraft, Airframe or Engine shall mean any of the following events with respect to such property: (i) the loss of such property or the use thereof due to the destruction of or damage to such property which renders repair uneconomic or which renders such property permanently unfit for normal use by the Borrower for any reason whatsoever; (ii) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss, or a constructive or compromised total loss; (iii) the theft or disappearance of such property, or the confiscation, condemnation, or seizure of, or requisition of title to, or use of, such property by any governmental or purported governmental authority (other than a requisition for use by the United States government or any other government of registry of such Aircraft) or any agency or instrumentality of any thereof which in the case of any event referred to in this clause (iii) (other than a requisition of title) shall have resulted in the loss of possession of such property by the Borrower for a period in excess of 180 consecutive days or, in the case of a requisition of title, the requisition of title shall not have been reversed within 90 days from the date of such requisition of title; (iv) as a result of any law, rule, regulation, order or other action by the FAA or other governmental body of the government of registry of such Aircraft having jurisdiction, the use of such property in the normal course of the business of air transportation shall have been prohibited for a period of 180 consecutive days; PROVIDED that an Event of Loss with respect to an Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe of such Aircraft; and
          (y) with respect to a "slot" shall mean the loss by the Borrower of the right to use such slot.

               " `FAA' means the United States Federal Aviation Administration and any agency or instrumentality of the United States government succeeding to its functions."

               " `Federal Aviation Act' shall mean the Federal Aviation Act of 1958, as amended and recodified in Title 49, United States Code, or any similar legislation of the United States to supersede, amend or supplement such Act and the rules and regulations promulgated thereunder."

               " `New Credit Agreement' shall mean the credit agreement, dated as of May 12, 1998, by and among Holdings, NWA, the Borrower, the lenders from time to time party thereto and The Chase Manhattan Bank, as agent, as amended, modified and/or supplemented from time to time."

               " `Permitted Liens' shall have the meaning set forth in Section 8.04."

               " `Secured Creditors' shall mean the Banks and the Agents."

               " `Security Documents' shall mean the Aircraft Mortgage Agreement and the Slot Security Agreement."

               " `Slot Collateral' shall mean all of the "Collateral" as defined in the Slot Security Agreement."

               " `Slot Security Agreement' shall mean the Slot Security Agreement entered into connection with the Temporary Amendment, as such agreement may be modified, amended or supplemented from time to time accordance with the terms thereof and the terms of this Agreement."

               " `Temporary Amendment' shall mean the Temporary Amendment to Credit Agreement dated as of May 12, 1998 by and among Holdings, NWA, the Borrower, the Agents and the Banks."

               " `Temporary Amendment Effective Date' shall have the meaning set forth in the Temporary Amendment."

          (x) Section 12.12(a) of the Credit Agreement is hereby amended by (I) re-numbering clauses (ii)-(v) as clauses (iii)-(vi); and (II) inserting the following new clause (ii):

               "(ii) release all or substantially all of the Collateral (except as expressly provided in the Security Documents),"

          (y) Section 13.01 of the Credit Agreement is hereby amended by deleting the text "in its most comprehensive sense and includes" and inserting the text "to mean" in lieu thereof.

          3. Subject to the proviso contained in paragraph 2(g), the amendments referred to in paragraph 2 of this Amendment shall be in full force and effect at all times after the Temporary Amendment Effective Date and prior to the Temporary Amendment Expiry Date, but shall cease to have any force or effect thereafter, and, on the Temporary Amendment Expiry Date, the Credit Agreement shall automatically, and without any action on the part of any Person, revert to the Credit Agreement as in effect without giving effect to the amendments referred to in paragraph 2 of this Amendment and the Collateral Agent shall, in accordance with the terms of the Security Documents, release its security interest in the Collateral.

          4. This Amendment is limited precisely as written and shall not be deemed to be a modification, acceptance or waiver of any other term, condition or provision of the Credit Agreement, the other Credit Documents or any of the instruments or agreements referred to therein.

          5. In order to induce the Compliance Agent, the Administrative Agent, the Syndication Agent, the Documentation Agent, the other Agents and the Banks to enter into this Amendment, each of Holdings, NWA and the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Temporary Amendment Effective Date both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Temporary Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Temporary Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          6. This Amendment shall become effective as of the date first written above (the "Temporary Amendment Effective Date") when each of the following conditions has been met (provided that if all such conditions have not been so met by May 15, 1998, then this Amendment will not become effective):

          (i) the representations of Holdings, NWA and the Borrower set forth in paragraph 5 above shall be true and correct in all material respects;

          (ii) each of Holdings, NWA, the Borrower and the Required Banks shall have duly executed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

          (iii) the Documentation Agent shall have received opinions, in form and substance satisfactory to the Documentation Agent, addressed to each of the Agents and the Banks and dated the Temporary Amendment Effective Date, from (i) Douglas M. Steenland, Esq., Senior Vice President, General Counsel and Secretary of Holdings, NWA and the Borrower, which opinion shall generally cover the matters contained in Exhibit F-1 to the Credit Agreement but relate to this Amendment and shall be in form and substance satisfactory to the Agents, (ii) Crowe and Dunlevy, special aviation counsel to the Credit Parties, which opinion shall generally cover the matters contained in Exhibit D-2 to the New Credit Agreement but relate to the Collateral (as defined in the Credit Agreement (as amended by this Amendment)) and shall be in form and substance satisfactory to the Agents, (iii) Dorsey & Whitney LLP, special counsel to the Borrower, which opinion shall generally cover the matters contained in Exhibit D-3 to the New Credit Agreement but relate to the Collateral (as defined in the Credit Agreement (as amended by this Amendment)) and shall be in form and substance satisfactory to the Agents and (iv) White & Case LLP, special counsel to the Agents, which opinion shall generally cover the matters contained in Exhibit F-2 to the Credit Agreement but relate to this Amendment;

          (iv) there shall have been delivered to each of the Agents and each of the Banks a true and complete copy of the New Credit Agreement which shall be in form and substance satisfactory to the Agents and the Required Banks; PROVIDED, that unless the Administrative Agent has received actual notice from another Agent or a Bank signatory hereto that the condition contained in this clause (iv) has not been met to its satisfaction, upon delivery of such Agent's or Bank's signatory page to this Amendment in accordance with clause (ii) above, the condition contained in this clause (iv) shall be deemed to have been met to such Agents' or Banks' satisfaction;

          (v) the "Effective Date" (as defined in the New Credit Agreement) shall have occurred;

          (vi) The Borrower shall have paid to the Agents and Banks all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agents and the Banks to the extent then due and payable;

          (vii) (a) the Borrower shall have duly authorized, executed and delivered (I) an Aircraft Mortgage Agreement in the form of Attachment I to this Amendment (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "Aircraft Mortgage Agreement") and (II) a Slot Security Agreement in the form of Attachment II to this Amendment (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "Slot Security Agreement" and, together with the Aircraft Mortgage Agreement, the "Security Documents"), in each case covering all of the respective Collateral referred to therein;

                 (b) the Agents shall have received executed copies of proper financing statements to be filed under the U.C.C. in all jurisdictions necessary to perfect the security interests purported to be created by the respective Security Documents;

                 (c) the Agents shall have received evidence of the completion of all recordings and filings with respect to the Security Documents necessary in order to perfect the security interest created by the Security Documents, including, without limitation, all filings with the FAA;

                 (d) the Agents shall have received evidence that all third party approvals, consents, or notices, or all other actions required or deemed reasonably necessary by the Administrative Agent to perfect and protect the security interests created by the Security Documents have been obtained or taken, as the case may be;

                 (e) the Agents shall have received an independent insurance report (including confirmation of coverage), in form and substance reasonably satisfactory to the Administrative Agent, indicating compliance by the Borrower with the terms of the Security Documents relating to insurance with respect to the Collateral; and

                 (f) the Agents shall have received certified copies of a Request for Information or Copies (form UCC-11) or equivalent reports, listing any financing statements relating to the Collateral; and

          (viii) the Documentation Agent shall have received a certificate dated the Temporary Amendment Effective Date and signed by an Authorized Officer of the Borrower stating that the conditions set forth in clauses
     (i) and (v) above have been satisfied.

          7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and each Agent.

          8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          9. From and after the Temporary Amendment Effective Date (or, in the case of the amendment referred to in paragraphs 2(g), the date specified in said paragraph) and, except as otherwise provided herein, until the Temporary Amendment Expiry Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement or any Credit Document shall be deemed to be references to such Credit Agreement or such Credit Document as amended hereby.


                             *      *      *      *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                        NORTHWEST AIRLINES CORPORATION


                                        By: /s/ Rolf S. Andresen
                                           --------------------------------
                                           Name: Rolf S. Andresen
                                           Title: Vice President - Finance
                                             and Chief Accounting Officer




                                        NWA INC.



                                        By: /s/ Rolf S. Andersen
                                           --------------------------------
                                           Name: Rolf S. Andresen
                                           Title: Vice President - Finance
                                             and Chief Accounting Officer



                                        NORTHWEST AIRLINES, INC.


                                        By: /s/ Rolf S. Andersen
                                           --------------------------------
                                           Name: Rolf S. Andresen
                                           Title: Vice President - Finance
                                             and Chief Accounting Officer

                                        ABN AMRO BANK N.V.,
                                        CHICAGO BRANCH,
                                        Individually and as Compliance Agent


                                        By: /s/ John E. Lewis
                                           --------------------------------
                                           Name:  John E. Lewis
                                           Title: Senior Vice President



                                        By: /s/ Lukas van der Hoef
                                           --------------------------------
                                           Name:  John E. Lewis
                                           Title: Vice President

                                        BANKERS TRUST COMPANY,
                                            Individually and as Administrative
                                            Agent



                                        By: /s/ Robert R. Telesca
                                           --------------------------------
                                           Name:  Robert R. Telesca
                                           Title: Assistant Vice President

                                        CHASE SECURITIES INC.,
                                        as Syndication Agent



                                        By: /s/ [Illegible]
                                           --------------------------------
                                           Name:
                                           Title:

                                        CITIBANK, N.A.,
                                           as Documentation Agent



                                        By: /s/ [Illegible]
                                           --------------------------------
                                           Name:
                                           Title: Attorney in Fact

                                        NATIONAL WESTMINSTER BANK PLC,
                                          NEW YORK BRANCH,
                                          Individually and as an Agent




                                        By: /s/ David Apps
                                           --------------------------------
                                           Name:  David Apps
                                           Title: Senior Vice President

                                        NATIONAL WESTMINSTER BANK PLC,
                                          NASSAU BRANCH,
                                          Individually and as an Agent




                                        By: /s/ David Apps
                                           --------------------------------
                                           Name:  David Apps
                                           Title: Senior Vice President

                                        U.S. BANK NATIONAL ASSOCIATION
                                           Individually and as an Agent



                                        By: /s/ [Illegible]
                                           --------------------------------
                                           Name:  [Illegible]
                                           Title: VP

                                        BANK OF AMERICA NATIONAL TRUST &
                                           SAVINGS ASSOCIATION



                                        By: /s/ Craig S. Munro
                                           --------------------------------
                                           Name:  Craig S. Munro
                                           Title: Managing Director

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.
                                            CHICAGO BRANCH




                                        By: /s/ Hajime Watanabe
                                           --------------------------------
                                           Name:  Hajime Watanabe
                                           Title: Deputy General Manager

                                        BANQUE NATIONALE DE PARIS






                                        By: /s/ Arnaud Collin du Bocage
                                           --------------------------------
                                           Name:  Arnaud Collin du Bocage
                                           Title: Executive Vice President &
                                                   General Mgr.

                                        CHANG HWA COMMERCIAL BANK, LTD.,
                                           NEW YORK BRANCH






                                        By: /s/ Wan-Tu Yeh
                                           --------------------------------
                                           Name:  Wan-Tu Yeh
                                           Title: VP & General Manager

                                        THE CHASE MANHATTAN BANK



                                        By: /s/ [Illegible]
                                           --------------------------------
                                           Name:
                                           Title:

                                        CHIAO TUNG BANK CO., LTD. NEW YORK
                                            AGENCY



                                        By: /s/ Kuang Si Shiu
                                           --------------------------------
                                           Name:  Kuang Si Shiu
                                           Title: SVP & GM

                                        CREDIT LYONNAIS
                                           NEW YORK BRANCH





                                        By: /s/ Philippe Soustra
                                           --------------------------------
                                           Name:  Philippe Soustra
                                           Title: Senior Vice President

                                        CREDIT SUISSE FIRST BOSTON




                                        By: /s/ Robert N. Finney
                                           --------------------------------
                                           Name:  Robert N. Finney
                                           Title: Managing Director



                                        By: /s/ Thomas G. Muoio
                                           --------------------------------
                                           Name:  Thomas G. Muoio
                                           Title: Vice President

                                        THE FUJI BANK, LIMITED


                                        By: /s/ Peter L. Chinnici
                                           --------------------------------
                                           Name:  Peter L. Chinnici
                                           Title: Joint General Manager

                               BERLIN LANDESBANK--GIROZENTRALE


                               By: /s/ Peter Storey          /s/ Rudolf Schmidt
                                  ---------------------------------------------
                                  Name:  Peter Storey            Rudolf Schmidt
                                  Title: Senior Vice President   Vice President

                                        ROYAL BANK OF CANADA



                                        By: /s/ Michael Madnick
                                           --------------------------------
                                           Name:  Michael Madnick
                                           Title: Senior Manager

                                        DAI-ICHI KANGYO BANK, LTD., CHICAGO
                                        BRANCH



                                        By: /s/ Takao Teramura
                                           --------------------------------
                                           Name:  Takao Teramura
                                           Title: Senior President